Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BitNile Holdings, Inc. (the “Registrant”) on Form 10-K for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William B. Horne, Principal Executive Officer, and I, Kenneth S. Cragun, Principal Financial Officer and Principal Accounting Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 15, 2022

By: /s/ William B. Horne
Name: William B. Horne
Title: Chief Executive Officer
(Principal Executive Officer)

Date: April 15, 2022

By: /s/ Kenneth S. Cragun
Name: Kenneth S. Cragun
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)